                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )
Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[  ] Preliminary Proxy Statement

                                   [  ]  Confidential, For Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                COMSTOCK BANCORP
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
         [X]      No fee required
         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

          (1)  Title of each class of securities to which transaction applies:
                                                N/A

          (2)  Aggregate number of securities to which transaction applies:
                                                N/A

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                                                N/A

          (4)  Proposed maximum aggregate value of transaction:
                                                N/A

          (5)  Total fee paid:
                                                N/A

          [    ] Fee paid previously with preliminary materials:
                                                N/A

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          (1)  Amount previously paid:
                                                 N/A

          (2)  Form, Schedule or Registration Statement no.:
                                                 N/A

          (3)  Filing party:
                                                 N/A

          (4)  Date filed:
                                                 N/A

March 23, 1998


Dear Stockholder:

         You are cordially invited to attend the 1998 Annual Meeting of Stockholders of Comstock Bancorp ("Comstock" or the "Company"), which will be held on April 29, 1998 at 4:00 p.m. Pacific Time in the second floor Conference Center of Comstock's Administrative Headquarters Building at 6275 Neil Road, Reno, Nevada 89511 (corner of South Virginia Street and Neil Road) (the "Annual Meeting").

         At the Annual Meeting, you will be asked to consider and vote upon: (1) the election of nine directors to serve for a one-year term expiring in 1999;
(2) ratification of the appointment of Kafoury, Armstrong & Co. as independent auditors for Comstock for the fiscal year ending December 31, 1998; and (3) such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. In addition, management will report on the operations and activities of the Company and there will be an opportunity for you to ask questions about the Company's business.

         It is important that your shares be represented at the Annual Meeting, regardless of whether you plan to attend in person. We urge you to execute, date and return the proxy card in the enclosed postage-paid envelope as soon as possible in order to ensure that your shares are voted at the Annual Meeting.


                                            Sincerely yours,



                                        /s/ Robert N. Barone
                                            ------------------------------------
                                            Robert N. Barone
                                            Chairman and Chief Executive Officer



                                        /s/ Larry A. Platz
                                            ------------------------------------
                                            Larry A. Platz
                                            President and Secretary

                                COMSTOCK BANCORP
                                 6275 Neil Road
                               Reno, Nevada 89511

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To be held April 29, 1998

TO OUR STOCKHOLDERS:

         NOTICE IS HEREBY GIVEN that, pursuant to the call of its directors, the Annual Meeting of Stockholders of Comstock Bancorp ("Comstock" or the "Company") will be held at the Administrative Headquarters Building, Second Floor Conference Center, 6275 Neil Road, Reno, Nevada 89511 on Wednesday, April 29, 1998 at 4:00 p.m. Pacific Time for purposes of considering and voting on the following matters:

         1.       Election of Directors:
                  The election of nine directors of Comstock to serve until the 1999 Annual Meeting of Stockholders or until their successors are elected and qualified;

         2.       Ratification of Appointment of Independent Auditors:
                  Ratification of the appointment of Kafoury, Armstrong & Co. as independent auditors of Comstock for the fiscal year ending December 31, 1998;

         3.       Other Business:
                  To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

         Only stockholders of the Company of record as of the close of business on March 6, 1998 (the "Record Date") are entitled to notice of and to vote at the meeting and any adjournment or postponement thereof. A copy of the Company's Annual Report for the fiscal year ended December 31, 1997 accompanies this Proxy Statement.

         The Company cordially invites all stockholders to attend the meeting in person. Regardless of whether you expect to attend the meeting, please complete, sign and date the enclosed proxy and return it in the envelope provided.

PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY. PROXIES ARE REVOCABLE BY WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY AT ANY TIME PRIOR TO THEIR BEING VOTED. PROXIES MAY ALSO BE REVOKED BY GIVING A DULY EXECUTED PROXY BEARING A LATER DATE. THE IMMEDIATE RETURN OF YOUR PROXY WILL BE OF GREAT ASSISTANCE IN PREPARING FOR THE MEETING.

                                            By Order of the Board of Directors,


                                        /s/ Robert N. Barone
Reno, Nevada                                ------------------------------------
March 23, 1998                              ROBERT  N.  BARONE,
                                            Chairman and Chief Executive Officer


                                        /s/ Larry A. Platz
                                            ------------------------------------
                                            LARRY A. PLATZ,
                                            President and Secretary

                                        THIS PAGE INTENTIONALLY LEFT BLANK

                                COMSTOCK BANCORP
                                 6275 Neil Road
                               Reno, Nevada 89511
                                 (702) 824-7100

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 29, 1998


                                  INTRODUCTION

         This Proxy Statement is being furnished to stockholders of Comstock Bancorp, a Nevada corporation ("Comstock" or the "Company"), in connection with the solicitation of proxies by the Board of Directors of Comstock for use at the Annual Meeting of Stockholders and at any adjournment or postponement thereof (the "Annual Meeting"). The Annual Meeting will be held on April 29, 1998 at
4:00 p.m. Pacific Time in the Conference Center on the second floor of Comstock's Administrative Headquarters, 6275 Neil Road, Reno, Nevada 89511. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about March 23, 1998.

         At the Annual Meeting, holders of Company common stock, par value $.01 per share (the "Common Stock"), will be asked to vote upon (i) a proposal to elect nine directors to serve until the 1999 Annual Meeting of Stockholders or until their successors are elected and qualified and (ii) a proposal to ratify the appointment of Kafoury, Armstrong & Co. to serve as independent auditors of the Company for the fiscal year ending December 31, 1998. Holders of Common Stock are requested to sign, date and return the accompanying proxy card promptly to Comstock in the enclosed postage-paid envelope.

                               VOTING AND PROXIES
Date, Time and Place of Meeting

         The Annual Meeting will be held in the Conference Center on the second floor of Comstock Bank's Administrative Headquarters, 6275 Neil Road, Reno, Nevada on Wednesday, April 29, 1998 at 4:00 p.m. Pacific Time.

Record Date and Voting

         The Board of Directors of Comstock has fixed the close of business on March 6, 1998 as the Record Date for the determination of the holders of Common Stock, par value $.01 per share, entitled to receive notice of and to vote at the Annual Meeting. Only holders of record of Common Stock at the close of business on that date will be entitled to vote at the Annual Meeting and at any adjournment or postponement thereof. At the close of business on the Record Date, 4,451,668 shares of Common Stock were issued and outstanding.

         Each holder of shares of Common Stock outstanding on the Record Date will be entitled to one vote for each share held of record upon each matter properly submitted at the Annual Meeting or any adjournment or postponement thereof. Stockholders are not entitled to cumulate their votes in the election of directors or otherwise. The presence in person or by proxy of the holders of a majority of the total number of issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting.

         If the enclosed proxy card is properly executed and received by Comstock in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the proxy card. Executed proxy cards returned without voting instructions will be voted FOR ratification of independent auditors and FOR election as director of the nominees identified herein.

         Management is not aware of any matters other than those set forth in the Notice of Annual Meeting of Stockholders that may be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, including a motion to adjourn or postpone the Annual Meeting to another time or place or both for the purpose of soliciting additional proxies or otherwise, the persons named in the accompanying proxy will vote the shares represented by all properly executed proxies on such matters in such manner as they, in their discretion, shall deem appropriate.

Vote Required

         Nominees receiving the greatest number of votes will be elected as directors to serve until the 1999 Annual Meeting of Stockholders or until their successors are elected and qualified. Abstentions and broker non-votes will have no effect on the election of directors, because directors are elected by plurality vote.

Revocability of Proxies

         The presence of a stockholder at the Annual Meeting will not revoke such stockholder's proxy. However, a stockholder may revoke a proxy at any time prior to its exercise by (i) delivering to the Secretary of Comstock a written notice of revocation or (ii) delivering to the Secretary of Comstock a duly executed proxy bearing a later date.

Solicitation of Proxies

         In addition to solicitation by mail, directors, officers and employees of Comstock and Comstock Bank may solicit proxies for the Annual Meeting personally or by telephone without additional remuneration therefor. Comstock will also provide persons, firms, banks and corporations holding shares in their names or in the names of nominees proxy material for transmittal to beneficial owners and will reimburse such record owners for their expenses in doing so. The cost of solicitation of proxies for the Annual Meeting will be borne by Comstock.

         Stockholders may authorize another person or persons to act for them as proxy by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission to the Secretary of Comstock, provided that any such telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the stockholder.

Voting Securities and Principal Holders Thereof

         The following table indicates the beneficial ownership of Common Stock by (i) persons known by Comstock to own more than 5% of such stock, (ii) directors and nominees, (iii) executive officers identified in the Summary Compensation Table that is included elsewhere herein and (iv) all directors and executive officers of Comstock as a group.

         Information concerning the number of shares of Common Stock beneficially owned by the persons identified in the table under the caption "Certain Stockholders" is derived entirely from Schedules 13D filed by such persons with the Securities and Exchange Commission for the purpose of reporting their beneficial ownership of Common Stock. Information concerning the share ownership of directors, director nominees and executive officers is as of February 27, 1998.

--------------------------------------------------------------------------------
                                             Shares of                Percent of
Certain Stockholders                   Common Stock (1) (2)              Class
--------------------------------------------------------------------------------
Lee Deitrich                                  400,000                      8.99%
7090 Morley Road
Painesville, Ohio 44077
--------------------------------------------------------------------------------
Umberto Fedeli                                420,000                      9.43%
5005 Rockside Road, 5th Floor
Independence, Ohio 44131
--------------------------------------------------------------------------------
Lawrence G. Loxterman                         370,460                      8.32%
270 Barrington Ridge Road
Painesville, Ohio 44077
--------------------------------------------------------------------------------
William H. Loxterman                          348,460                      7.83%
1010 Hoose Road
Mentor, Ohio 44060
--------------------------------------------------------------------------------
Resource Management, Inc.                     390,000 (3)                  8.76%
Dba Gelfand/Maxus Asset Management
1801 East Ninth Street, Suite 740
Cleveland, Ohio 44114







--------------------------------------------------------------------------------
Directors, Nominees                      Shares of                   Percent of
and Executive Officers              Common Stock (1) (2)                Class
--------------------------------------------------------------------------------

         Edward E. Allison               16,730 (4)                      (5)

         Robert N. Barone               400,068 (6)                    8.47%

         Stephen C. Benna                 5,000 (7)                      (5)

         John A. Coombs                  23,598 (8)                      (5)

         Michael W. Dyer                 64,374 (9)                    1.43%

         Mervyn J. Matorian              19,532 (10)                     (5)

         Samuel P. McMullen              11,590 (11)                     (5)

         Larry A. Platz                 295,854 (12)                   6.28%

         Ronald R. Zideck                     0                           0%
--------------------------------------------------------------------------------
         Directors and Executive        844,746 (13)                  16.47%
         Officers as a group
         (9 persons)

 (1) Unless otherwise noted, the persons shown have sole voting and investment power over the shares listed.
 (2) For the purpose of determining beneficial ownership with respect to the named persons, Common Stock includes all issued and outstanding Common Stock, as well as Common Stock acquirable through the exercise or conversion of any option, warrant or security within 60 days. Warrants to acquire approximately 52,800 shares are outstanding. Under the Company's 1992 Incentive Plan and 1992 Non-Employee Directors' Stock Option Plan, options to acquire approximately 669,532 shares of Common Stock will have been granted and will be exercisable within 60 days of the date hereof, including options to acquire 13,200 shares expected to be granted to non-employee director nominees under the 1992 Non-Employee Directors' Stock Option Plan at the Board of Directors' meeting immediately after the 1998 Annual Meeting.
(3) Mr. Richard A. Barone is the controlling stockholder and President of Resource Management, Inc. Doing business under the name "Gelfand/Maxus Asset Management," Resource Management, Inc. is a privately owned money management firm headquartered in Cleveland, Ohio. Mr. Richard A. Barone may be deemed to own beneficially the shares owned by Resource Management, Inc. Richard A. Barone is the brother of Robert N. Barone. Mr. Robert N. Barone owns a 15% minority interest in Resource Management, Inc.

(4) Consists of (i) 4,530 shares held by Mr. Allison, (ii) 10,000 shares subject to currently exercisable options and (iii) 2,200 shares acquirable upon exercise of options to be granted to each non-employee director immediately following the 1998 Annual Meeting under the terms of the 1992 Non-Employee Directors' Stock Option Plan.
(5)      Less than one percent(1%).
(6) Consists of (i) 128,368 shares held by The Barone Family 1988 Trust of which Mr. Robert N. Barone is a trustee and (ii) 271,700 shares subject to currently exercisable options held by Mr. Robert N. Barone. Mr. Barone owns a 15% minority interest in Resource Management, Inc., which owns 390,000 shares of Common Stock (approximately 8.78%). See Note
         (3).
(7) Consists of (i) 400 shares held by the Stephen C. Benna and Karen L. Benna Family Trust of which Mr. Benna is a Trustee, (ii) 2,400 shares subject to currently exercisable options held by Stephen C. Benna and
         (iii) 2,200 shares acquirable upon exercise of options to be granted to each non-employee director immediately following the 1998 Annual Meeting under the terms of the 1992 Non-Employee Directors' Stock Option Plan.
(8) Consists of (i) 5,418 shares held by The Coombs Living Trust, of which Dr. Coombs is a trustee, (ii) 1,180 shares held in a self-directed rollover IRA, (iii) 14,800 shares subject to currently exercisable options held by Dr. Coombs and (iv) 2,200 shares acquirable upon exercise of options to be granted to each non-employee director immediately following the 1998 Annual Meeting under the terms of the 1992 Non-Employee Directors' Stock Option Plan.
(9)      Consists of (i) 27,742  shares  held by Mr.  Dyer,  (ii) 34,432  shares subject to currently exercisable options and (iii) 2,200 shares acquirable upon exercise of options to be granted to each non-employee director immediately following the 1998 Annual Meeting under the terms of the 1992 Non-Employee Directors' Stock Option Plan.
(10) Consists of (i) 5,332 shares held by Mr. Matorian, (ii) 12,000 shares subject to currently exercisable options and (iii) 2,200 shares acquirable upon exercise of options to be granted to each non-employee director immediately following the 1998 Annual Meeting under the terms of the 1992 Non-Employee Directors' Stock Option Plan.
(11) Consists of (i) 590 shares held by Mr. McMullen, (ii) 8,800 shares subject to currently exercisable options and (iii) 2,200 shares acquirable upon exercise of options to be granted to each non-employee director immediately following the 1998 Annual Meeting under the terms of the 1992 Non-Employee Directors' Stock Option Plan.
(12) Consists of (i) 35,154 shares held by The Larry A. Platz Trust of which Mr. Platz is a Trustee and (ii) 260,700 shares subject to currently exercisable options held by Mr. Larry A. Platz.
(13) Consists of (i) an aggregate of 205,714 shares held by directors and executive officers as a group, (ii) an aggregate of 625,832 shares subject to currently exercisable options and (iii) 13,200 shares acquirable upon exercise of options to be granted to each non-employee director immediately following the 1998 Annual Meeting under the terms of the 1992 Non-Employee Directors' Stock Option Plan. Likewise, the figures given in the table do not include up to 5,500 shares (and accompanying options) acquirable under the terms of the 1992 Non-Employee Directors' Stock Option Plan by each non-employee director immediately following the 1998 Annual Meeting of Stockholders.

         The 1992 Non-Employee Directors' Stock Option Plan (the "Directors' Plan") was adopted in 1992 and assumed by Comstock in connection with the 1997 holding company reorganization of Comstock Bank. At the meeting of the Board of Directors immediately following each annual meeting of stockholders, each non-employee director receives automatically a grant on the following terms:

         (1)      from the shares  reserved  for issuance  under the  Directors'
                  Plan, each non-employee director is granted the right to purchase up to 5,500 shares at the fair market value on that date, which right may be exercised by the director by delivering a written notice of exercise at the Board of Directors' meeting at which the right is granted;

         (2) without further action by the Board of Directors or the Options Committee, each non-employee director is granted on such date a ten-year option to purchase 2,200 shares at fair market value on the date of grant; and

         (3) for each share a director purchases under paragraph (1) above, he is granted on the same date an additional ten-year option to purchase an equal number of shares at the same price.

In order to be eligible for this grant, a director (i) must have been a director for at least three full months during the preceding fiscal year, (ii) must not have been an employee or officer of the Company or any of its affiliates during the 12 months preceding such date and (iii) must not have been eligible during the preceding twelve months to receive any award of stock, options or stock appreciation rights under any other benefit plan of the Company or affiliates. No director may be granted rights to purchase shares and options to purchase shares in the aggregate of more than 110,000 shares under the Directors' Plan. The aggregate number of shares of Common Stock reserved for issuance under the Directors' Plan is 270,000 shares. The Directors' Plan has a term of ten years, but termination of the Directors' Plan would not affect any outstanding options granted under the Directors' Plan.

         Options granted under the Directors' Plan may be exercised at any time from the date of grant and for a period of ten years thereafter. Consistent with the terms of the Directors' Plan, it is expected that six of the seven director nominees who are not employees of Comstock Bank or the Company will be granted an immediately exercisable, ten-year option to acquire 2,200 shares of Common Stock immediately after the 1998 Annual Meeting, in addition to the right to acquire up to 5,500 shares of Common Stock (with a companion stock option for each share so acquired). (Director Zideck is not eligible for the grant in 1998 as he was not a director for three full months during the preceding fiscal year.) The rights of each non-employee director to acquire up to 5,500 shares (and the accompanying option) are not reflected in the table above. The options (to acquire 2,200 shares) expected to be granted to each non-employee director nominee immediately after the 1998 Annual Meeting are reflected in the table. In order to be eligible for receipt of such grant, however, the director nominee must be elected at the 1998 Annual Meeting to the term expiring at the 1999 Annual Meeting.

                              ELECTION OF DIRECTORS
General

         Under the Company's Bylaws, the Board of Directors may consist of no fewer than five(5) and no more than twenty(20) directors, the precise number being fixed within that range by resolution adopted by the Board of Directors or by stockholders at the Annual Meeting. The Board of Directors has fixed the number of directors at nine(9). Under the Bylaws, a majority of the Board of Directors may fill vacancies and newly created directorships resulting from any increase in the authorized number of directors.

         The persons designated in the accompanying proxy intend to vote FOR election of the nominees identified below. If for any reason any nominee is unable to accept the nomination or to serve as a director, an event not currently anticipated, the persons named as proxies reserve the right to exercise their discretionary authority to substitute such other person as a management nominee or to reduce the number of management nominees to such extent as the persons named as proxies may deem advisable.

         The following persons have been nominated to serve as directors until the 1999 Annual Meeting of Stockholders or until their successors are elected and qualified: Edward E. Allison, Robert N. Barone, Stephen C. Benna, John A. Coombs, Michael W. Dyer, Mervyn J. Matorian, Samuel P. McMullen, Larry A. Platz and Ronald R. Zideck. These individuals collectively comprise the current Board of Directors of each of Comstock Bank and the Company.

         By action of the Board of Directors of the Company and Comstock Bank, Mr. Ronald R. Zideck was named to the Board of Directors of the Company and Comstock Bank effective December 22, 1997. Mr. Zideck is a Certified Public Accountant with more than 30 years of public accounting experience. For the past 15 years until his retirement in August 1997, Mr. Zideck was Managing Partner for the Reno office of Grant Thornton LLP, an international firm of accountants and management consultants. Mr. Zideck served on Grant Thornton LLP's National Executive Committee for the past six years. Mr. Zideck serves as a director of two public companies (Harveys Casino Resorts and Innovative Gaming Corporation of America), in addition to his service on Comstock's Board. He is a member of the University of Nevada's College of Business Advisory Board, is a founding board member and past president of the University's Accounting Circle, and is chairman of the University's Legislative Steering Committee. Mr. Zideck
currently serves as a board member and the treasurer for the Utility Shareholders' Association of Nevada, as a board member of Saint Mary's Health Network and as a trustee of the Economic Development Authority of Western
Nevada. Previously, he served on the boards of the Reno Philharmonic and the Nevada Museum of Art. Mr. Zideck is a past president of Western Industrial Nevada and past chairman of the Greater Reno-Sparks Chamber of Commerce.

Vote Required

         Directors are elected by plurality vote of stockholders present in person or by proxy and constituting a quorum, meaning nominees receiving the greatest number of votes will be elected as directors. Stockholders are not entitled to cumulate their votes in the election of directors or otherwise. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES IDENTIFIED HEREIN AS DIRECTORS TO SERVE FOR THE TERM EXPIRING AT THE 1999 ANNUAL MEETING OF STOCKHOLDERS OR UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED.

Information with Respect to Nominees

         For each nominee as director, the table below sets forth his name, age and period of service as a director. The holding company reorganization approved by stockholders of Comstock Bank at Comstock Bank's 1997 Annual Meeting became effective in June 1997. As a result of the holding company reorganization, stockholders of Comstock Bank became stockholders of the Company, and Comstock Bank became a wholly owned subsidiary of the Company. In connection with the holding company reorganization of Comstock Bank, the individuals serving as directors of Comstock Bank served also as the initial Board of Directors of the Company at its inception, and they have continued to serve as members of the Board of Directors of each of the Company and Comstock Bank since that time. Accordingly, the table below indicates the period of service of these individuals as directors of Comstock Bank.

------------------------- ------- -------------------- -------------------- ----------------------------------------
                                                       Position(s) with     Business Experience During Past 5 Years
Nominees                    Age    Director Since (1)   Company
------------------------- ------- -------------------- -------------------- ----------------------------------------
Edward E. Allison           58    November, 1993       Director             Self-employed government relations and
                                                                            investment consultant
------------------------- ------- -------------------- -------------------- ----------------------------------------
Robert N. Barone            53    March, 1984          Chairman, Chief      Chairman, Chief Executive Officer and
                                                       Executive Officer,   Treasurer of Comstock and Comstock
                                                       Treasurer and        Bank; also a director of the Federal
                                                       Director             Home Loan Bank of San Francisco since
                                                                            1996, serving as Vice Chairman since
                                                                            February, 1998
------------------------- ------- -------------------- -------------------- ----------------------------------------
Stephen C. Benna            45    June, 1996           Director             President, Chief Executive Officer and
                                                                            General Manager of CB Concrete
                                                                            Company, and General Manager of
                                                                            Capitol City Concrete Company,
                                                                            concrete manufacturing
------------------------- ------- -------------------- -------------------- ----------------------------------------
John A. Coombs              52    April, 1982          Director             Orthodontist; private practice
------------------------- ------- -------------------- -------------------- ----------------------------------------
Michael W. Dyer             50    December, 1984       Director and         Partner in law firm of Dyer, Lawrence,
                                                       General Counsel      Cooney & Penrose, Carson City
------------------------- ------- -------------------- -------------------- ----------------------------------------
Mervyn J. Matorian          53    March, 1983          Director             State Farm insurance agent
------------------------- ------- -------------------- -------------------- ----------------------------------------
Samual P. McMullen          48    September, 1993      Director             President of The McMullen Strategic
                                                                            Group, a governmental and public
                                                                            relations and political strategy
                                                                            consulting and communications firm;
                                                                            Partner in law firm of Avansino,
                                                                            Melarkey, Knobel, McMullen & Mulligan,
                                                                            Reno
------------------------- ------- -------------------- -------------------- ----------------------------------------
Larry A. Platz              59    March, 1984          President,           President and Secretary of Comstock
                                                       Secretary and        and Comstock Bank
                                                       Director
------------------------- ------- -------------------- -------------------- ----------------------------------------
Ronald R. Zideck            60    December, 1997       Director             Retired Managing Partner of Reno
                                                                            office of Grant Thornton, LLP,
                                                                            international accounting and
                                                                            consulting firm; also a Director of
                                                                            Harveys Casino Resorts and Innovative
                                                                            Gaming Corporation of America

(1) The Board of Directors of Comstock Bank consists of the same individuals who constitute the Board of Directors of the Company, serving identical terms as directors of each of Comstock Bank and the Company. Except for Mr. Zideck, the individuals identified in the table above have served as directors of the Company since its inception.

         Except as may be otherwise noted herein, there are no family relationships among any of the directors or executive officers. None of such persons was selected or serves as director pursuant to any arrangement or understanding with any other person. Directors are elected at each annual meeting of the stockholders of the Company. Each officer serves at the discretion of the Board of Directors.

Committees of the Board of Directors

         The Board of Directors, which is responsible for the overall affairs of the Company, conducts its business through meetings of the Board. The Company's Board of Directors held eleven (11) regular and no special meetings in 1997. The Company has no Board committees other than the Options Committee. The Board of Directors of Comstock Bank held twelve (12) regular and no special meetings in 1997. Committees of the Board of Directors of Comstock Bank include, among others, an Audit/Compliance Committee and a Personnel/Compensation Committee. The entire Board of Directors of the Company acts as a nominating committee for selecting nominees for election as directors.

         CRA/Audit/Compliance Committee (Comstock Bank): This committee met five times in 1997. The CRA/Audit/Compliance Committee consists solely of directors who are not also executive officers of the Company or Comstock Bank. It currently consists of four members: Messrs. Allison, Benna, Dyer and McMullen. The Community Reinvestment Act ("CRA") function of the Committee is to consider Comstock Bank's CRA efforts, performance and areas of improvement. The CRA/Audit/Compliance Committee receives reports from Comstock Bank's CRA Officer about Comstock Bank's CRA efforts and Comstock Bank's opportunities to offer products and services that are responsive to the needs of Comstock Bank's community. The audit function of the CRA/Audit/Compliance Committee is to review the findings of the outside auditor and any internal control findings. The compliance function of the CRA/Audit/Compliance Committee is to review the findings of any regulatory examination involving compliance.

         Personnel/Compensation Committee (Comstock Bank): This committee met once in 1997. Its function is to review the compensation of Comstock Bank's senior executives and all vice presidents. It is composed of three members:
Messrs. Matorian, Allison and Platz.

         Options Committee (Comstock Bancorp): The Options Committee is the only committee of the Board of Directors of the Company. It met twice in 1997. The Option Committee's function is to administer the Company's stock option plans, including but not limited to review of officer and employee performance for the purpose of making awards of stock, options or other benefits under the 1992 Incentive Plan (adopted by Comstock Bank in 1992 and assumed by the Company in connection with the 1997 holding company reorganization of Comstock Bank). The Option Committee consists of five members: Messrs. Allison, Benna, Coombs, McMullen and Zideck.

         In 1997, no director attended fewer than 75% of the aggregate number of meetings of Comstock Bank's Board of Directors and committee(s) on which he served. Likewise, in 1997 no director attended fewer than 75% of the aggregate number of meetings of the Company's Board of Directors and committee on which he served.

Remuneration of Directors

         Directors are not separately compensated for their service as Company directors in addition to compensation they receive for their service as Comstock Bank directors. In 1997, directors received the sum of $650 for each regular meeting of the Board of Directors of Comstock Bank attended. In addition, each committee meeting attended entitled the non-employee director to compensation of $100, except the Loan Committee, which set compensation of $250 for attending non-employee directors. As discussed in "Voting and Proxies - Voting Securities and Principal Holders Thereof," non-employee directors are also entitled to benefits under the 1992 Non-Employee Directors' Stock Option Plan. Subject to the terms and conditions of the 1992 Non-Employee Directors' Stock Option Plan, at the meeting of the Board of Directors immediately following each Annual Meeting of Stockholders each non-employee director is granted (i) the right to acquire up to 5,500 shares of Common Stock, which right is exercisable at the Board of Directors meeting immediately following each Annual Meeting of Stockholders, (ii) an immediately exercisable, ten-year option to acquire 2,200 shares of Common Stock and (iii) a ten-year option to acquire a number of shares of Common Stock equal to the number of shares, if any, acquired by the non-employee director pursuant to exercise of the right described in clause (i) immediately above. Consistent with the terms of the 1992 Non-Employee Directors' Stock Option Plan, following the 1997 Annual Meeting of Stockholders each of the six non-employee directors received automatically options to acquire 2,200 shares of Common Stock, exercisable for a ten-year period at the fair market value of the Common Stock on such date ($6.125 per share). In addition, Messrs. Allison, Benna, Coombs and Dyer exercised the right under the 1992 Non-Employee Directors' Stock Option Plan to acquire shares of Common Stock at the fair market value on such date, receiving for each share so acquired a companion option to acquire a share of Common Stock, exercisable for the same period, at the same price and on the same terms as the automatic grant of options to acquire 2,200 shares. The number of shares acquired by these non-employee directors (and the number of shares acquirable upon exercise of accompanying options received as a result thereof) following the 1997 Annual Meeting of Stockholders was as follows: Mr. Allison, 400 shares; Mr. Benna, 200 shares; Dr. Coombs, 800 shares; and Mr. Dyer, 2,000 shares.

         Comstock Bank has implemented a deferred compensation arrangement for directors. Upon execution of a Deferred Fee Agreement, each director is eligible to defer part or all of the fees to which he is entitled for service as director. As of the date hereof, all directors other than Directors Barone, Matorian, McMullen and Zideck have entered into Deferred Fee Agreements. Under the Deferred Fee Agreements, deferred director fees are retained by Comstock Bank, which makes a matching contribution of up to 25% of the first $12,000 in compensation deferred by a director. Each director earns interest on deferred fees and matching contributions at a rate established annually by the Board of Directors, which rate may not exceed the prime lending rate of Comstock Bank plus two percent(2%). Upon retirement, disability or death, deferred director fees, matching contributions and interest thereon will be paid in cash to the director or his or her beneficiary(ies) in equal monthly installments over a thirteen-year period (or in a lump sum if the director has previously elected a lump sum distribution). If a director's service is terminated in connection with a change in control, however, the benefits payable under the Deferred Fee Agreements would be payable in a lump sum within ninety days. In no event may the benefit payable to beneficiaries of a director who dies in active service to Comstock Bank exceed $75,000 annually. Under the Deferred Fee Agreements, directors will have the status of general unsecured creditors of Comstock Bank for the payment of benefits. Directors' rights under the agreements are not transferable. A director terminated for cause would not be entitled to receipt of matching contributions previously made or any interest earned thereon.

               THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS
                    VOTE "FOR" THE NOMINEES IDENTIFIED HEREIN


                             EXECUTIVE COMPENSATION

         Since formation of the Company and completion of the holding company reorganization of Comstock Bank in June 1997, the Company's executive officers have received remuneration from the Company. The Company's two executive officers no longer receive compensation from Comstock Bank, although the Company does have an agreement with Comstock Bank whereby Comstock Bank reimburses the Company for a portion of the executives' time spent on Comstock Bank matters. At the present time, the Company does not intend to employ any persons other than its present management. Should the Company acquire other businesses in the future, the Company may have officers and employees who are not also officers and employees of and who are not separately reimbursed by Comstock Bank. The following tables show information with respect to the annual compensation for services in all capacities to Comstock Bank (and the Company during the latter half of 1997) for the fiscal years ended December 31, 1997, 1996, and 1995 for the Chief Executive Officer and the President of Comstock Bank and the Company. No other officer of Comstock Bank received compensation in excess of $100,000 during 1997.

                           SUMMARY COMPENSATION TABLE
-------------------------------------------------------------------------------------------------------------------------
                                                                                  Long-Term Compensation
-------------------------------------------------------------------------------------------------------------------------

                                    Annual Compensation                      Awards                    Payouts
-------------------------------------------------------------------------------------------------------------------------
                                                                         ($)          (#)
                                                           ($)        Restricted   Securities      ($)           ($)
 Name and                         ($)          ($)     Other Annual     Stock      Underlying     LTIP         All Other
 Principal Position      Year   Salary (1)    Bonus    Compensation     Awards      Options      Payouts     Compensation
-------------------      ----   ----------   -------   ------------   ----------   ----------   ---------    ------------
Robert N. Barone         1997    186,000     125,526        -0-           0            0            0          34,175 (3)
Chairman, Chief          1996    174,000      96,308        -0-           0            0            0          14,749
Executive Officer        1995    162,000      34,660    25,000 (2)        0            0            0          14,246 (3)
and Treasurer


Larry A. Platz,          1997    186,000      95,526        -0-           0            0            0          44,059 (4)
President and            1996    174,000     116,308        -0-           0            0            0          14,749
Secretary                1995    162,000      99,660        -0-           0            0            0          14,246

(1) Includes amounts deferred at the election of the named executive officers pursuant to the 401(k) Plan of Comstock Bank and pursuant to the Key Employee Deferred Compensation Agreements. See, "Key Employee Deferred Compensation Agreements" hereinafter.

(2) Consists of a $25,000 payment provided as compensation for giving up tax benefits on options granted in 1992 and 1993. Mr. Barone elected to receive the funds as a $50,000 payment in 1993 and a $25,000 payment in 1995.

(3) Includes (i) the dollar amount of contributions by Comstock Bank to vested and unvested 401(k) Plan account(s) of Mr. Barone, (ii) the dollar amount of matching contributions to the Key Employee Deferred Compensation Agreement account of Mr. Barone, together with interest thereon calculated at the rate provided for in the Key Employee Deferred Compensation Agreement, (iii) the dollar value of the benefit realized or realizable by Mr. Barone by reason of Comstock Bank's payment of the premiums on split-dollar life insurance and a supplemental retirement insurance annuity and (iv) board fees. See, " - Employment Agreements." The dollar value of such benefit is calculated on an actuarial basis for the period between payment of the premium by Comstock Bank and the anticipated date of repayment to Comstock Bank of premiums previously paid for the split-dollar life insurance. Matching contributions to the 401(k) Plan account(s) of Mr. Barone were $4,750 in 1997, $4,500 in 1996 and $4,500 in 1995. Matching contributions to the Key Employee Deferred Compensation Agreement account of Mr. Barone totalled $2,000 in 1997, with interest of $191. The Key Employee Deferred Compensation Agreements were adopted by Comstock Bank in December 1996, but no matching contributions were made prior to 1997.

(4) Includes (i) the dollar amount of contributions by Comstock Bank to vested and unvested 401(k) Plan account(s) of Mr. Platz, (ii) the dollar amount of matching contributions to the Key Employee Deferred Compensation Agreement account of Mr. Platz, together with interest thereon calculated at the rate provided for in the Key Employee Deferred Compensation Agreement, (ii) the dollar value of the benefit realized or realizable by Mr. Platz by reason of Comstock Bank's payment of the premiums on split-dollar life insurance and (iii) board fees (including deferred board fees, board fee matching contributions and interest thereon). See, " - Employment Agreements." The dollar value of such benefit is calculated on an actuarial basis for the period between payment of the premium by Comstock Bank and the anticipated date of repayment to Comstock Bank of premiums previously paid for the split-dollar life insurance. Matching contributions to the 401(k) Plan account(s) of Mr. Platz were $4,750 in 1997, $4,500 in 1996 and $4,500 in 1995. Matching contributions to the Key Employee Deferred Compensation Agreement account and the (Director) Deferred Fee Agreement account (see, "Remuneration of Directors") of Mr. Platz aggregated $2,000 in 1997, with interest of $191. The Key Employee Deferred Compensation Agreements and (Director) Deferred Fee Agreements were adopted by Comstock Bank in December 1996, but no matching contributions were made prior to 1997.

         In 1997, neither Mr. Barone nor Mr. Platz received any grants of stock options or other awards under the Company's 1992 Incentive Plan or otherwise. Likewise, in 1997 neither Mr. Barone nor Mr. Platz exercised any previously granted stock options. The following table shows the number of shares of Common Stock acquirable upon exercise of options by the individuals named in the Summary Compensation Table above. The table also indicates the extent to which such options were exercisable at December 31, 1997, as well as the approximate value of such options based on the fair market value of the Common Stock at December 31, 1997.
               Securities Underlying Value of Unexercised In-The-
           Unexercised Options at Fiscal Money Options at Fiscal Year
                            Year End (#) End ($) (1)

              Shares Acquired on
Name             Exercise (#)       Value Realized ($)     Exercisable      Unexercisable     Exercisable     Unexercisable
------------ --------------------- -------------------- ----------------- ---------------- ----------------- ---------------
Robert N.              0                     0               271,700              0           $1,560,578           $0
Barone
------------ --------------------- -------------------- ----------------- ---------------- ----------------- ---------------
Larry A.               0                     0               271,700              0           $1,560.578           $0
Platz

(1) Value of unexercised options equals the fair market value of a share acquirable upon exercise of an option at December 31, 1997, less the exercise price, multiplied by the number of shares acquirable upon exercise of the options. At December 31, 1997, the average of the bid and asked prices of the Common Stock, which is traded on the Nasdaq SmallCap market, was $8.125. For purposes of the preceding table, fair market value of the Common Stock is the average of the per share bid and asked prices. In general, a stock option is "in-the-money" when its fair market value exceeds the option exercise price.

Employment Agreements

         Comstock Bank entered into substantially similar employment agreements dated as of December 14, 1992 with each of Messrs. Robert Barone and Larry Platz (the "Employment Agreements"). In connection with the holding company reorganization of Comstock Bank, the Company succeeded to those contracts on June 16, 1997. The initial term of the Employment Agreements is for a period of five years, unless terminated for cause (as defined therein). The term of each Employment Agreement is automatically extended for one additional year on each anniversary date of the Employment Agreement, unless the Board of Directors gives 30 days' prior written notice that the term will not be extended.

         The Employment Agreements provide for an annual base salary of $132,000 to each of Mr. Barone and Mr. Platz, plus an annual bonus of at least 6% of after-tax profits, unless economic conditions or the financial condition of Comstock Bank dictate that the bonus be suspended. The annual base salary is subject to renegotiation every six months, but changes, if any, may result only in an increase in the annual base salary. The Employment Agreements also provide that Mr. Barone and Mr. Platz are entitled to participate in all benefit plans and programs available to executives and salaried employees.

         Each Employment Agreement provides that, following a change of control, the Company may terminate the Employment Agreement. If the Employment Agreement is terminated following a change in control, the Company would nevertheless continue to be obligated for a period of four years from the date of termination to pay Mr. Barone or Mr. Platz, as the case may be, his then current annual base salary. Payments under the Employment Agreements, in the event of a change in control of Comstock, may constitute an excess parachute payment under the Internal Revenue Code, resulting in an imposition of an excise tax on the recipient and denial of the deduction for such excess amounts to Comstock.

         In December 1996, the Board of Directors agreed to a supplemental retirement plan for each of Mr. Barone and Mr. Platz in order that their income at retirement would equal 60% of their estimated salaries at retirement. At his 65th birthday, Mr. Platz will receive $44,700 per year for a 15-year period. At his 65th birthday, Mr. Barone will receive $66,900 per year for a 15-year period.

         The Employment Agreements also provide for a split-dollar life insurance arrangement. Accordingly, Comstock Bank pays the premiums for two $2,300,000 split-dollar life insurance policies insuring the lives of Larry Platz and Robert Barone (individually, a "Policy" and, together, the "Policies"). One Policy is owned by Larry Platz and the other is owned by Robert Barone. Annual premiums of approximately $163,000 for each Policy were paid by Comstock Bank for a period of five years from October 1992, with nominal annual premium payments for a period of two years thereafter. The total amount of premiums that will have been paid by Comstock Bank for each Policy is expected to be approximately $842,445.

         Comstock Bank will be entitled to repayment of premium payments made on each Policy (less any borrowings and less accrued interest thereon) no later than (i) the death of Robert Barone or the death of Larry Platz, or (ii) the seventeenth anniversary date of the Policies. Moreover, Comstock Bank will be entitled to early repayment (i) if the split-dollar insurance agreement is terminated by written notice from Mr. Barone or Mr. Platz, as the case may be, or by mutual consent of the parties or (ii) if Mr. Barone or Mr. Platz, as the case may be, terminates employment under certain specified circumstances. The amount of any early repayment would not exceed the cash surrender value of the relevant Policy at such time. The Policies have been assigned to Comstock Bank as collateral security for repayment of the premiums paid by Comstock Bank.

Key Employee Deferred Compensation Agreements

         Similar to the Deferred Fee Agreement described in "Remuneration of Directors" above, in 1997 Comstock Bank entered into Key Employee Deferred Compensation Agreements with Messrs. Barone and Platz. Pursuant to the Key Employee Deferred Compensation Agreements, Messrs. Barone and Platz have elected to defer part of their annual base salary. Comstock Bank makes a matching contribution of up to 15% of the first $12,000 of compensation deferred. Matching contributions made are subject to potential reduction or elimination in certain events, as described hereinafter. The amount of salary deferred may be modified annually with approval of the Board of Directors. Each of Messrs. Barone and Platz earns interest on deferred compensation and matching contributions at a rate established annually by the Board of Directors, which rate may not exceed the prime lending rate of Comstock Bank plus two percent(2%). The Key Employee Deferred Compensation Agreements with Messrs. Barone and Platz and the obligations of Comstock Bank thereunder have been assumed by the Company.

         Upon their retirement, disability or death, deferred compensation, matching contributions and interest thereon will be paid in cash to Messrs. Barone and Platz or their designated beneficiary(ies) in equal monthly installments over a thirteen-year period (or in a lump sum to the extent that a lump sum distribution has previously been elected). Upon termination of employment in connection with a change in control, however, the benefits payable under the Key Employee Deferred Compensation Agreements would be payable in a lump sum within ninety days. In the event Mr. Barone or Mr. Platz terminates employment with Comstock Bank prior to the year 2002, the matching contribution previously made will be reduced by 20% for each calendar year less than five (in the period from 1997 to 2002) that Mr. Barone or Mr. Platz (as the case may be) remained employed with Comstock Bank. In no event may the benefit payable to beneficiaries if Mr. Barone or Mr. Platz dies in active service to Comstock Bank exceed $75,000 annually. In the event of his termination for cause (meaning conviction of a felony, conviction of a gross misdemeanor involving moral turpitude, or fraud or willful violation of any law resulting in an adverse financial effect on Comstock), Mr. Barone or Mr. Platz (as the case may be) would not be entitled to receipt of matching contributions previously made or any interest earned thereon.

         Under the Key Employee Deferred Compensation Agreement, Messrs. Barone and Platz have the status of a general unsecured creditors of the Company for the payment of benefits. Their rights under the agreements are not transferable.

         Mr. Platz has entered into a similar deferred director fee arrangement with respect to fees to which he is entitled in his capacity as director. See, "Remuneration of Directors."

                         CERTAIN BUSINESS RELATIONSHIPS

         During fiscal 1997, Comstock Bank paid to the law firm of Dyer, Lawrence, Cooney & Penrose, a firm in which Mr. Dyer, a director of Comstock Bank and the Company, is a partner, the sum of $30,547 for legal services rendered. During fiscal 1997, Comstock Bank paid State Farm Insurance the sum of $490 for insurance. Mr. Matorian, a director, is the State Farm agent through whom the insurance was placed.

         Some of the directors and officers, as well as firms and companies with which they are associated, are and have been customers of Comstock Bank and as such have had banking transactions with Comstock Bank in 1997. Loan transactions with these persons were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, prevailing at the time for comparable transactions with others, and did not present more than a normal risk of collectability or other unfavorable features.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Due to administrative oversight, Director Zideck failed to file a Form 3 reporting his appointment as a director.

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors has appointed Kafoury, Armstrong & Co. as independent public auditors for the fiscal year ending December 31, 1998. It is expected that one or more representatives of Kafoury, Armstrong & Co. will be present at the meeting to respond to appropriate questions and, if desired, to make a statement to stockholders.

               THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS
  VOTE "FOR" RATIFICATION OF KAFOURY, ARMSTRONG & CO. AS INDEPENDENT AUDITORS


                STOCKHOLDER PROPOSALS FOR THE 1999 ANNUAL MEETING

         The Company plans to hold its 1999 Annual Meeting of Stockholders in April of 1999. In order for a stockholder proposal to be included in next year's proxy statement, it must be received by the Secretary at the Company office at 6275 Neil Road, Reno, Nevada 89511 (mailing address P. O. Box 7610, Reno, NV 80510-7610) by November 29, 1998.

                                 OTHER BUSINESS

         The Board of Directors of the Company knows of no other business that may be presented for consideration at the Annual Meeting. However, if any other matters come before such meeting, the persons named in the enclosed proxy may vote in their discretion on such matters.

                              FINANCIAL STATEMENTS

         A copy of the Annual Report containing financial statements at December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997, along with the opinion of Kafoury, Armstrong & Co., accompanies this Proxy Statement. An additional copy of the Annual Report will be furnished without charge to stockholders upon request.

         The Company has filed an annual report on Form 10-KSB for the year ended December 31, 1997 with the Securities and Exchange Commission. Stockholders may obtain, free of charge, a copy of such annual report (excluding exhibits) by writing to Robert N. Barone, Comstock Bancorp, P. O. Box 7610, Reno, NV 89510-7610. The Company's annual report on Form 10-KSB for the year ended December 31, 1997 is also available on the world wide web at www.comstockbank.com.

TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED.




Reno, Nevada
March 23, 1998

                                COMSTOCK BANCORP

                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 29, 1998

         The undersigned hereby appoints the official proxy committee consisting of Messrs. Robert N. Barone and Larry A. Platz, with full power of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock, par value $.01 per share, of Comstock Bancorp that the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the Administrative Headquarters of Comstock Bank, Second Floor Conference Center, 6275 Neil Road, Reno, Nevada on April 29, 1998, at 4:00 p.m., Pacific Time (including any adjournments or postponements thereof, the "Meeting") as follows:

--------------------------------------------------------------------------------
                                                            FOR         WITHHOLD
--------------------------------------------------------------------------------
1. A proposal to elect the nominees named herein to         [ ]           [ ]
   serve as directors until the 1999 Annual Meeting
   of Stockholders, or until their successors are
   elected and qualified.
--------------------------------------------------------------------------------
NOMINEES:     Edward E. Allison     John A. Coombs         Samuel P. McMullen
              Robert N. Barone      Michael W. Dyer        Larry A. Platz
              Stephen C. Benna      Mervyn J. Matorian     Ronald R. Zideck
------------------ ------------------------------------ ------------------------
To withhold authority to vote for any individual nominee, print that nominee's name on the following line:

--------------------------------------------------------------------------------
                                                           FOR  AGAINST  ABSTAIN
--------------------------------------------------------------------------------
2. A proposal to ratify the appointment by the Board       [ ]    [ ]      [ ]
   of Directors of the firm of Kafoury, Armstrong &
   Co. to serve as Comstock Bancorp's independent
   auditors for the fiscal year ending December 31, 1998.
--------------------------------------------------------------------------------
The Board of Directors recommends a vote "FOR" election of the named nominees and "FOR" Proposal 2.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED THIS PROXY WILL BE VOTED "FOR" THE IDENTIFIED NOMINEES AND "FOR" THE PROPOSITION STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

               (Continued, and to be signed, on the reverse side)

                          (Continued from reverse side)

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of Comstock Bancorp at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

         The undersigned acknowledges receipt from Comstock Bancorp prior to the execution of this proxy of the Notice of the Annual Meeting of Stockholders, a Proxy Statement dated March 23, 1998 and Comstock Bancorp's Annual Report for the year ended December 31, 1997, including financial statements and an independent auditor's opinion thereon.



Dated: __________________, 1998
                                                        ------------------------
                                                        SIGNATURE OF STOCKHOLDER




                                                        ------------------------
                                                        SIGNATURE OF STOCKHOLDER

                                                        Please  sign  exactly as
                                                        your name appears on the
                                                        label  attached  to this
                                                        proxy.  If no  label  is
                                                        attached,  please  print
                                                        your  name   below  your
                                                        signature.  When signing
                                                        as  attorney,  executor,
                                                        administrator,   trustee
                                                        or guardian, please give
                                                        your  full  title.  If a
                                                        corporation, please sign
                                                        in full  corporate  name
                                                        by  the   president   or
                                                        other         authorized
                                                        officer.       If      a
                                                        partnership, please sign
                                                        in  partnership  name by
                                                        authorized  person.  For
                                                        joint accounts, only one
                                                        signature is required.


PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
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